UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Comstock Homebuilding Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COMSTOCK HOMEBUILDING COMPANIES, INC.

May     , 2012

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Comstock Homebuilding Companies, Inc. (the “Company”) to be held at 10:00 a.m., local time, on June 22, 2012, at 11465 Sunset Hills Rd, Reston, VA 20190.

At the annual meeting, you will be asked to: (i) elect three directors to serve for a three-year term expiring at the 2015 annual meeting or until their successors are duly elected and qualified or until their earlier resignation or removal; (ii) ratify the appointment of our independent registered public accounting firm for 2012; (iii) approve the Certificate of Amendment to effect a corporate name change from Comstock Homebuilding Companies, Inc. to Comstock Holding Companies, Inc.; and (iv) approve the Amended and Restated 2004 Long-Term Incentive Compensation Plan, or the amended and restated 2004 Plan. Details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of Annual Meeting and Proxy Statement. Our Board of Directors (the “Board”) unanimously recommends that stockholders vote in favor of the election of the nominated directors, the ratification of our independent registered public accounting firm, approving the revised Certificate of Amendment to effect a corporate name change, and approving the amended and restated 2004 Plan.

Whether or not you plan to attend the annual meeting, we urge you to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the annual meeting. If you later decide to attend the annual meeting or change your vote, you may withdraw your proxy and vote in person at the annual meeting. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

We thank you for your continued support and look forward to seeing you at the annual meeting.

Very truly yours,

Christopher Clemente
Chief Executive Officer and Chairman

COMSTOCK HOMEBUILDING COMPANIES, INC.

11465 Sunset Hills Road, 4th Floor

Reston, Virginia 20190

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 22, 2012

The Annual Meeting of Stockholders of Comstock Homebuilding Companies, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on June 22, 2012, at 11465 Sunset Hills Rd, Reston, VA 20190, for the following purposes:

1. To elect three directors to serve for a three-year term expiring at the 2015 Annual Meeting or until their successors are duly elected and qualified or until their earlier resignation or removal;

2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of our Company for the fiscal year ending December 31, 2012;

3. To approve the Certificate of Amendment to effect a corporate name change from Comstock Homebuilding Companies, Inc. to Comstock Holding Companies, Inc.;

4. To approve the Amended and Restated 2004 Long-Term Incentive Compensation Plan (“amended and restated 2004 Plan”); and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on April 27, 2012 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

Reston, Virginia	Jubal R. Thompson
, 2012	General Counsel and Secretary

COMSTOCK HOMEBUILDING COMPANIES, INC.

11465 Sunset Hills Road, 4th Floor

Reston, Virginia 20190

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The enclosed proxy is solicited on behalf of Comstock Homebuilding Companies, Inc., a Delaware corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held on June 22, 2012 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice. The meeting will be held at 11465 Sunset Hills Rd, Reston, VA 20190. If you need directions to the meeting, please contact Judy Whitaker at 703-883-1700.

This proxy statement and form of proxy are first being mailed on or about                     , 2012 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

Stockholders of record at the close of business on April 27, 2012, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 17,627,822 shares of our Class A common stock and 2,733,000 shares of our Class B common stock. Each holder of Class A common stock voting at the meeting, either in person or by proxy, may cast one vote per share of Class A common stock held on all matters to be voted on at the meeting. Each holder of Class B common stock voting at the meeting, either in person or by proxy, may cast 15 votes per share of Class B common stock held on all matters to be voted on at the meeting.

The meeting will be held only if there is a quorum present. A quorum exists only if the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote at the meeting are present in person or represented by proxy at the meeting. Assuming that a quorum is present, a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election of directors will be required to elect three directors to serve for a three-year term expiring at the 2015 annual meeting or until their successors are duly elected and qualified or until their earlier resignation or removal. For the remaining three items—the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, the approval of the Certificate of Amendment to effect a corporate name change from Comstock Homebuilding Companies, Inc. to Comstock Holding Companies, Inc., and the approval of the amended and restated 2004 Plan—assuming that a quorum is present, the affirmative vote of a majority of our issued and outstanding shares represented at the meeting in person or by proxy and entitled to vote on the matter will be required.

Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the meeting and will determine whether a quorum is present. The inspector of elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. An abstention will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as a negative vote, except with respect to the election of directors. Broker non-votes, which occur when you fail to provide voting instructions for shares you hold in street name on matters upon which the broker is prohibited to vote, will not be counted for purposes of determining whether a proposal has been approved.

Whether or not a person plans to attend the annual meeting, he or she may vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose. If a person attends the meeting, he or she may vote in person even if such individual had previously returned a proxy card.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of the nominees set forth in this proxy statement, (2) “for” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, (3) “for” the approval of the Certificate of Amendment to effect a corporate name change from Comstock Homebuilding Companies, Inc. to Comstock Holding Companies, Inc., and (4) “for” the approval of the amended and restated 2004 Plan.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Solicitation

We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2013 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, or Exchange Act, by the Securities and Exchange Commission (“SEC”) must be received at our principal executive offices not later than                     , 2013, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

Under our bylaws, stockholders who wish to submit a proposal at the 2013 annual meeting, other than one that will be included in our proxy statement, must notify us between February 22, 2013 and March 24, 2013, unless the date of the 2013 annual meeting of the stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2012 annual meeting. If a stockholder who wishes to present a proposal fails to notify us by                     , 2013 and such proposal is brought before the 2013 annual meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2013 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholders should submit their proposals to Comstock Homebuilding Companies, 11465 Sunset Hills Road, 4th Floor, Reston, Virginia 20190, Attention: Corporate Secretary.

We will provide, without charge, additional copies of our annual report on Form 10-K for the year ended December 31, 2011 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Company’s secretary at our executive offices set forth in this proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

ON JUNE 22, 2012

This proxy statement and our 2011 Annual Report to stockholders are available  at

www.comstockhomes.com/proxymaterial.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our certificate of incorporation and bylaws provide that the number of our directors shall be fixed from time to time by resolution of our Board. Presently, the number of directors is fixed at eight and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring. Gregory V. Benson, Norman D. Chirite and Socrates Verses are in the class of directors whose term expires at the 2012 annual meeting, and Messrs. Benson, Chirite, and Verses have been nominated by our Board for re-election for three-year terms expiring in 2015. Christopher Clemente and A. Clayton Perfall are in the class of directors whose terms will expire in 2013. David M. Guernsey, James A. McCutcheon, and Robert P. Pincus are in the class of directors whose terms expire in 2014.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. Messrs. Benson, Chirite, and Verses currently are directors of our Company. In the event that either nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board recommends a vote “FOR” the nominees named herein.

Nominees for Director Standing for Election

Gregory V. Benson, 58, has been a director since May 2004. He became our President and Chief Operating Officer in 1991. Mr. Benson has over 30 years of home building experience including over 13 years at national home builders, including NVHomes, Ryan Homes and Centex Homes. The Company believes that Mr. Benson’s extensive experience in real estate development and homebuilding and his position as our Chief Operating Officer highly qualifies him as a member of our Board.

Norman D. Chirite, 50, has been a director and a member of the Compensation Committee of our Board since March 2006. Since October 2006, Mr. Chirite has served as Managing Director for RedZone Capital Management Company, a private investment management company. He served as Executive Vice President and General Counsel of Washington Football Inc. from August 2002 until October 2005. Mr. Chirite previously was a partner at Weil, Gotshal & Manges LLP in New York City, where he practiced corporate law from 1987 until 2000. From 2004 until 2008, Mr. Chirite was a trustee of Connors Brothers Income Fund, a publicly traded Canadian income trust. The Company believes that Mr. Chirite’s extensive background in corporate and securities law highly qualifies him as a member of our Board.

Socrates Verses, 55, has been a director since June 2005 and is a member and Chairman of the Compensation Committee of our Board. Since 2009, Mr. Verses has served as Chief Executive Officer and as a director for Codekko Software, an innovator in web application software. Mr. Verses was the President and Chief Executive Officer of Realeum, Inc., a property management and business integration software company, from 2001-2008. From January 1995 to February 2001, Mr. Verses served as President and a director of Technology Enablers, Inc., an e-services company. From 1987 to 1995, he served as Vice President of Sales for Recognition Equipment Incorporated. The Company believes Mr. Verses’ extensive executive-level experience in technology and business development highly qualifies him as a member of our Board.

Continuing Directors with Terms Expiring in 2013

Christopher Clemente, 51, has been a director since May 2004. He founded our Company in 1985 and since 1992 he has served as our Chairman and Chief Executive Officer. Mr. Clemente has over 25 years of experience in all aspects of real estate development and home building, and over 30 years of experience as an entrepreneur.

The Company believes that Mr. Clemente’s position as our Chief Executive Officer, his success as an entrepreneur and his depth of skill and experience in real estate development and home building, highly qualifies him as a member of our Board.

A. Clayton Perfall, 52, has been a director since December 2004 and is a member and Chairman of the Audit Committee of our Board. He currently serves as the Chief Executive Officer of Archway Marketing Services, Inc., a provider of outsourced marketing operations management services, a role he has held since 2008. Mr. Perfall has also served as director and chair of the Audit Committee of InVentiv Health, Inc. since 1999. From October 2001 through October 2008, Mr. Perfall served as Chief Executive Officer and member of the Board of AHL Services, Inc. Mr. Perfall served as President and Chief Executive Officer and member of the Board of Union Street Acquisition Corp. from July 2006 through September 2008. From September 1996 through September 2000, Mr. Perfall served as Chief Financial Officer of Snyder Communications, Inc. Prior to joining Snyder Communications, Mr. Perfall was a partner with Arthur Andersen LLP. Mr. Perfall received his BBA from the College of William & Mary. The Company believes that Mr. Perfall’s significant executive-level experience, corporate finance and public accounting background, highly qualifies him as a member of our Board.

Continuing Directors with Terms Expiring in 2014

David M. Guernsey, 64, has been a director since December 2004 and is a member of the Compensation Committee of our Board. Mr. Guernsey is founder and CEO of Guernsey Office Products, Inc., one of the largest independent office products dealers in the United States. Mr. Guernsey is on the national board of The National Federation of Independent Business (NFIB) serving as Chairman. NFIB is the Nation’s largest member based small business association. Mr. Guernsey has served on the Virginia Commerce Bancorp, Inc. Board since 1989, currently serving as Chairman. The Company believes that Mr. Guernsey’s qualifications to serve as a director include his extensive experience with public companies, broad management and market expertise and his success as an entrepreneur.

James A. MacCutcheon, 60, has been a director since December 2004 and is a member of the Audit Committee of our Board. Mr. MacCutheon is a private investor and advisor to public and private businesses. Mr. MacCutcheon currently serves on the Board of Directors of Sunbridge Capital Management, LLC, served as the President and Chief Executive Officer of Sunburst Hospitality Corporation from September 2000 until July 2007, and served as Sunburst’s Executive Vice President and Chief Financial Officer from 1997 to 2000. Sunburst Hospitality Corporation was taken private in a transaction led by Mr. MacCutcheon in 2001. Prior to 1997, Mr. MacCutcheon served as Chief Financial Officer for two different public companies and was an audit partner in a Big 8 public accounting firm. The Company believes that Mr. MacCutcheon’s executive management, financial and public accounting experience, across a variety of industries, adds significant value and diversity to our Board and highly qualifies him as a member of our Board.

Robert P. Pincus, 66, has been a director since June 2005 and is a member of the Audit Committee of our Board. Mr. Pincus serves as Vice Chairman of EagleBank and EagleBancorp, located in Bethesda, Maryland. Prior to joining EagleBank in August 2008, upon the acquisition of Fidelity & Trust Financial Corporation (“Fidelity”) and its wholly owned subsidiary, Fidelity & Trust Bank (“F&T Bank”), Mr. Pincus served as Chairman of F&T Bank from 2005. He presently serves as Chairman of the Board of Blackstreet Capital Partners, LP and Chairman of Milestone Merchant Partners, LLC. He was Chairman of the Board of BB&T, D.C. Metro Region, and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, Mr. Pincus was the regional president of the D.C. metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with D.C. National Bancorp, Inc., where he eventually rose to become President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus is a Trustee of the University of Maryland Foundation, Inc. He has previously served as CEO of two different community banks and as a senior executive for major regional and national banks. He has a strong background in many facets of the financial services industry, as well as mergers and acquisitions. The Company believes that Mr. Pincus’ wealth of experience in commercial and investment banking highly qualifies him as a member of our Board.

Information Relating to Corporation Governance and the Board

Our Board has determined, after considering all relevant facts and circumstances, that Messrs. Chirite, Guernsey, MacCutcheon, Perfall, Pincus and Verses are independent directors, as “independence” is defined in the Nasdaq Marketplace Rules, because they have no relationship with us that would interfere with their exercise of independent judgment.

Our bylaws authorize our Board to appoint among its members one or more committees, each consisting of one or more directors. Our Board has established two standing committees: an Audit Committee and a Compensation Committee. The Board does not have a standing nominating committee. It is the Board’s view, given its relatively small size and majority of independent directors, that it is sufficient to select or recommend director nominees itself. Each director has the opportunity to suggest any nominee and such suggestions are comprehensively reviewed by the independent directors. Director nominees are recommended for selection by the Board by a majority of the independent directors. The qualities and skills sought in prospective members of the Board generally require that director candidates be qualified individuals who, if added to the Board, would provide the mix of sound business judgment, business experience, corporate perspectives and skills appropriate for us. Criteria for selection of candidates include, but are not limited to: (i) business and financial acumen, as determined by the independent directors in their discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience with and knowledge of corporate governance practices, and (v) expertise in an area relevant to us. Although we do not have a formal diversity policy, the Board considers, among other attributes, diversity of gender, professional experience and skills of the director candidates. Such persons should not have commitments that would conflict with the time commitments of being one of our directors.

The Board does not have a specific policy for consideration of nominees recommended by security holders due to the fact that a significant degree of voting control relative to the Company’s outstanding equity securities is maintained by two individuals who are executive officers and directors. However, security holders can recommend a prospective nominee for the Board by writing to our corporate secretary at our corporate headquarters and providing the information required by our bylaws, along with any additional supporting materials the security holder considers appropriate. There have been no recommended nominees from security holders. We pay no fees to third parties for evaluating or identifying potential nominees.

Our Board has adopted charters for the Audit and Compensation Committees describing the authority and responsibilities delegated to each committee by the Board. Our Board has also adopted Corporate Governance Guidelines, a Code of Conduct, a Code of Ethics for the CEO and Senior Financial Officers, and a Whistleblower Policy. We post on our website, at www.comstockhomebuilding.com, the charters of our Audit and Compensation Committees; our Corporate Governance Guidelines, Code of Conduct, Code of Ethics for the CEO and Senior Financial Officers, and Whistleblower Policy, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC regulations or the Nasdaq Market Rules. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

Interested parties may communicate with our Board or specific members of our Board, including our independent directors and the members of our various Board committees, by submitting a letter addressed to the Board of Comstock Homebuilding Companies, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are then forwarded to the indicated directors.

The Audit Committee

The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee also provides assistance to our Board with respect to its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of our audit function, internally, if any, and by our independent registered public accounting firm. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our accounting and financial reporting processes and audits of our financial statements on behalf of our Board. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of our financial statements; reviews the proposed scope of such audit; reviews our accounting and financial controls with the independent registered public accounting firm and our financial accounting staff.

The Audit Committee currently consists of Messrs. MacCutcheon, Perfall and Pincus, each of whom is an independent director of our Company under the Nasdaq Marketplace Rules as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Board has determined that Mr. Perfall (whose background is detailed above) qualifies as an “Audit Committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Perfall serves as the Chairman of the Audit Committee.

The Compensation Committee

The purpose of the Compensation Committee includes determining, or recommending to our Board for determination, the compensation of our Chief Executive Officer and other executive officers, and discharging the responsibilities of our Board relating to our compensation programs and compensation of our executives. The Compensation Committee currently consists of Messrs. Chirite, Guernsey, and Verses. Mr. Verses serves as Chairman of the Compensation Committee.

Board and Committee Meetings

Our Board held a total of four (4) meetings in-person and two (2) telephonic meetings during the fiscal year ended December 31, 2011. During the fiscal year ended December 31, 2011 the Audit Committee held four (4) meetings and Compensation Committee held one (1) meeting. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board, and (ii) the total number of meetings held by all Committees of our Board on which he was a member. We encourage each of our directors to attend the annual meeting of stockholders, and six members of the Board attended the 2011 annual meeting.

Board Leadership Structure and Role in Risk Oversight

Our Board has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer and Board committees led by independent directors. The Board believes that this leadership structure is the most effective for the Company at this time. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, employees and customers, particularly during periods of turbulent economic and industry conditions. The Board also believes there is a very well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

The Board believes that its current leadership structure allows the directors to provide effective oversight of the Company’s risk management strategies by receiving and approving recommendations prepared by the Company’s Executive Officers. The Audit Committee, comprised solely of independent directors, assists the Board in fulfilling its oversight responsibilities by periodically reviewing and making recommendations to the Board regarding the adequacy and effectiveness of the Company’s risk management and related programs and activities. Mr. Clemente, the Chairman of the Board, attends Audit Committee meetings and is appropriately positioned to include risk management issues on the agenda for Board meetings as circumstances warrant. As appropriate, the Board members receive recommendations from the Chairman of the Audit Committee regarding significant risks or exposures and the steps management has taken to minimize such risk to the Company. In addition, the Audit Committee also regularly communicates with the independent Chairmen of the Compensation Committee regarding the risks within that committee’s areas of responsibility. The Company believes that this leadership structure promotes effective Board oversight of risk management because, while the Chief Executive Officer is ultimately accountable for the management of the Company’s risks, Board committees, each chaired by an independent director, actively monitor the Company’s risk management program, and are provided with the information necessary to evaluate the specific risks relevant to each committee’s areas of responsibility.

Compensation Risks

Management and the Compensation Committee have considered and discussed risks inherent in our business and compensation arrangements and have concluded that the risks associated with our compensation practices and policies are not likely to have a material adverse effect on the Company.

Director Compensation

In 2011, we compensated our non-employee directors with an annual retainer fee of $40,000. Our non-employee directors earned $5,000 to serve on the Audit Committee and $3,000 to serve on the Compensation Committee. The chairman of the Compensation Committee earned $4,000, the chairman of the Audit Committee earned $4,000 and the Audit Committee designated financial expert earned $3,000. In 2011, we made cash payments to our non-employee directors totaling $66,500. In addition, we offered our non-employee directors the option to receive a portion of their 2011 director compensation in the form of shares of Class A common stock. For 2011, our non-employee directors elected to receive a total of $176,636 in the form of shares. With respect to the portion of compensation elected to be received in shares of Class A common stock, one fourth was paid in shares based on the closing price of our Class A common stock as of the end of each fiscal quarter during 2011. Other than pursuant to the foregoing elections, we did not grant any equity awards to our directors during 2011. Employees who also serve as directors receive no additional compensation for their services as a director.

The following table details the compensation earned by our non-employee directors in 2011:

Name	Fees Earned or Paid in Cash(1) ($)	Total ($)
Norman D. Chirite(4)	43,000	43,000
Socrates Verses(2)(4)	47,000	47,000
A. Clayton Perfall(2)(5)	52,000	52,000
David M. Guernsey(4)	43,000	43,000
James A. MacCutcheon(5)	45,000	45,000
Robert P. Pincus(3)(5)	45,000	45,000

(1)	Includes annual retainer, chairman and committee participation fees earned in 2011. To compensate our directors for their 2011 services, we made cash payments and/or issued them the equivalent value in shares of our Class A common stock on a quarterly basis based on a closing price of the price of the stock on the last business day of each quarter. Messrs. Chirite, Verses, Perfall and MacCutcheon elected to receive 100% of their fees in the form of shares of Class A common stock, in the following amounts: 32,452, 35,472, 39,244, and 33,964, respectively. Mr. Guernsey elected to receive 50% of his fees in the form of 16,228 shares of Class A common stock.

(2)	Mr. Versus received $4,000 in shares of Class A common stock to serve as the chair of the Compensation Committee and Mr. Perfall received $4,000 in shares of Class A common stock to serve as the chair of the Audit Committee.

(3)	Mr. Pincus was paid $3,000 in cash to serve as the designated financial expert of the Audit Committee.

(4)	Mssrs. Chirite, Guernsey, and Verses received $3,000 in cash and shares of Class A common stock to serve on the Compensation Committee.

(5)	Mssrs. MacCutcheon, Perfall, and Pincus received $5,000 in cash and shares of Class A common stock to serve on the Audit Committee.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, has audited our consolidated financial statements for the fiscal years ended December 31, 2011 and 2010. Our Audit Committee has appointed PricewaterhouseCoopers LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2012. Our organizational documents do not require that our stockholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. We are submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection, but may still retain PricewaterhouseCoopers LLP. We anticipate that representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2012.

The aggregate fees billed by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2011 and 2010 are as follows:

	2011	2010
Audit-Related Fees(1)	$170,668	$170,000
Tax Fees(2)	61,500	95,812
Other Fees(3)	15,400	—

Total	$247,568	$265,812

(1)	Includes fees related to the annual independent audit of our financial statements.

(2)	Tax fees represent amounts billed for tax compliance and advisory services.

(3)	Other fees includes consulting fees related to execution and monitoring of “ownership changes” as defined under Section 382 of the Internal Revenue Code.

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accounting firm. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent registered public accounting firm.

Our Audit Committee requires that our independent registered public accounting firm, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by PricewaterhouseCoopers LLP described above under the captions “Audit-Related Fees,” “Tax Fees” and “Other Fees” were approved by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of the Company’s independent auditor. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal years December 31, 2011 and 2010 with management. The Audit Committee also reviewed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the results of their audit. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. This discussion included, among other things, a review with the independent registered public accounting firm of the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements, including the disclosures related to critical accounting policies and practices used by the Company. The Audit Committee has reviewed permitted services under rules of the Securities and Exchange Commission as currently in effect and discussed with PricewaterhouseCoopers LLP their independence from management and the Company. The Audit Committee received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee also has discussed with the independent registered public accounting firm its independence from the Company and has considered whether the provision of non-audit services to the Company is compatible with the independence of the registered public accounting firm. In addition, the Audit Committee discussed the rules of the Securities and Exchange Commission that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The Audit Committee also approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Respectfully submitted by the Audit Committee,

A. Clayton Perfall, Chair

James A. MacCutcheon

Robert P. Pincus

PROPOSAL 3

APPROVAL OF THE CERTIFICATE OF AMENDMENT TO EFFECT

A CORPORATE NAME CHANGE

The Board is asking stockholders to approve the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) to effect a name change from “Comstock Homebuilding Companies, Inc.” to “Comstock Holding Companies, Inc.”

On March 29, 2012, the Board approved resolutions and the Certificate of Amendment to change the name of the Company to Comstock Holding Companies, Inc. The corporate name change will allow the Company to more accurately reflect the modified business strategy of the Company as a multi-faceted real estate development services company.

Description of the Amendments

Pursuant to Article I of the Company’s Amended and Restated Certificate of Incorporation, the Company’s corporate name is currently “Comstock Homebuilding Companies, Inc.” The Certificate of Amendment would amend Article I of the Company’s Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“The name of the Corporation is Comstock Holding Companies, Inc.”

The Delaware General Corporation Law requires the affirmative vote of a majority of the outstanding shares of each class entitled to vote thereon in order to change a corporate name. If approved, the Certificate of Amendment would become effective upon its filing with the Secretary of State of the State of Delaware, which the Company would do promptly after the 2012 annual meeting.

The Board recommends that you vote “FOR” the proposal to approve the Certificate of Amendment to effect the corporate name change.

PROPOSAL 4

APPROVAL OF THE AMENDED AND RESTATED 2004 LONG TERM INCENTIVE COMPENSATION PLAN

Background

We currently maintain the Comstock Homebuilding Companies, Inc. 2004 Long-Term Incentive Compensation Plan, or the Current 2004 Plan. The Current 2004 Plan, as adopted by our Board, was last approved by the stockholders at the annual meeting on June 13, 2007. The amended and restated 2004 Plan was adopted by our Board on April [    ], 2012, subject to stockholder approval at the annual meeting, primarily for the purpose of increasing the number of our shares of our Class A common stock reserved for issuance under the plan and allowing the Company to deduct performance-based awards granted pursuant to the amended and restated 2004 Plan pursuant to Section 162(m) of the Code as discussed below.

As of April 20, 2012, approximately 377,301 shares of our Class A common stock were reserved and available for issuance under the Current 2004 Plan, and additional shares would automatically become available for issuance as of January 1, 2013 pursuant to the “evergreen provision.” Pursuant to the terms of the Current 2004 Plan, the number of shares of our Class A common stock available for issuance at the beginning of each calendar year is automatically increased according to a set formula (known as an “evergreen provision”). According to the evergreen provision, the number of shares available for issuance under the Current 2004 Plan automatically increases each January 1st by a number of shares equal to the lesser of (i) three percent (3%) of the Class A common stock outstanding on such date or (ii) 750,000 shares of Class A common stock. In addition, the Board has the ability, prior to the first day of any fiscal year of the Company, to increase the share reserve by such number of shares of Class A common stock as the Board may determine, which number cannot exceed the amount described in the evergreen provision. Pursuant to the terms of the Current 2004 Plan, the evergreen provision expires January 1, 2013. The amended and restated 2004 Plan, if approved, would maintain this evergreen provision, with an expiration date of [January 1, [2021]], and also increase the initial share authorization to [            ]. As a result, the amended and restated 2004 Plan, if approved, would provide that, subject to adjustment pursuant to the plan, the total number of shares of our Class A common stock reserved and available for grant is [            ], plus an annual increase to be added on January 1st of each year, commencing on January 1, [2013] and ending on January 1, [2021], equal to the lesser of (i) three percent (3%) of the Class A common stock on each such January 1 (rounded down to the nearest whole share) or (ii) 750,000 shares of Class A common stock. In addition, the amended and restated 2004 Plan would continue to provide that the Board has the ability, prior to the first day of any fiscal year of the Company, to increase the share reserve by such number of shares of Class A common stock as the Board may determine, which number cannot exceed the amount described in the evergreen provision.

In addition to the change in share authorization describe above, the amendment would make several other important changes to the Current 2004 Plan. Also, the amended and restated 2004 Plan contains a list of business criteria, or “Qualified Business Criteria,” that the Compensation Committee may use to establish objectively determinable performance goals for performance-based awards under the amended and restated 2004 Plan that are fully deductible without regard to the $1,000,000 deduction limit imposed by Section 162(m) of the Code. In order to preserve our ability to continue to grant certain fully deductible performance-based awards, a list of Qualified Business Criteria must be approved by the stockholders no less often than every five years.

If the stockholders do not approve the amended and restated 2004 Plan, the Company will continue granting awards under the Current 2004 Plan, subject to share availability under such plan. The following is a summary of certain principal features of the amended and restated 2004 Plan. This summary is qualified in its entirety by reference to the complete text of the amended and restated 2004 Plan. Stockholders are urged to read the actual text of the amended and restated 2004 Plan in its entirety which is set forth as Appendix A to this proxy statement.

Purpose

The purpose of the amended and restated 2004 Plan is to assist our company and its subsidiaries and other designated affiliates, which we refer to as “related entities”, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to our company or its related entities, by enabling such persons to acquire or increase a proprietary interest in the company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Administration

The amended and restated 2004 Plan will be administered by a committee designated by our Board consisting solely of not less than two independent directors (the “Committee”), provided, however, that if our Board fails to designate a committee or if there are no longer any members on the committee, the Board will serve as the Committee. Subject to the terms of the amended and restated 2004 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the plan, construe and interpret the plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the amended and restated 2004 Plan. The Board may at any time administer the amended and restated 2004 Plan.

Shares Available for Awards

Subject to adjustment as provided in the amended and restated 2004 Plan, the total number of shares of our Class A common stock reserved and available for grant is [            ], plus an annual increase to be added on January 1st of each year, commencing on January 1, [2013] and ending on January 1, [2021], equal to the lesser of (i) three percent (3%) of the Class A common stock on each such January 1 (rounded down to the nearest whole share) or (ii) 750,000 shares of Class A common stock. In addition, the Board has the ability, prior to the first day of any fiscal year of the Company, to increase the share reserve by such number of shares of Class A common stock as the Board may determine, which number cannot exceed the amount described in the foregoing sentence.

Share Counting

The share counting provisions of the amended and restated 2004 Plan provide that the following shares will be added back to the share reserve and will again be available for issuance pursuant to awards granted under the amended and restated 2004 Plan: (i) unissued or forfeited shares originally subject to an award that is canceled, terminates, expires, is forfeited or lapses for any reason; (ii) shares subject to awards settled in cash; (iii) shares withheld or repurchased from an award or delivered by a participant to satisfy minimum tax withholding requirements; (iv) shares delivered to the Company in satisfaction of the exercise price of an option; (v) shares originally subject to an option or stock appreciation right that are not issued upon exercise of the option or stock appreciation right for any reason, including by reason of net-settlement of the award; and (vi) shares subject to an award that are not issued for any reason. In addition, substitute awards granted in connection with a merger will not count against the share reserve under the amended and restated 2004 Plan.

Limitations on Individual Awards

The amended and restated 2004 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any calendar year, no participant may be

granted (i) stock options with respect to more than [            ] shares, (ii) stock appreciation rights with respect to more than [            ] shares, or (iii) performance awards for more than [            ] shares, in each case, subject to adjustment in certain circumstances. The maximum dollar value payable in cash to any one participant with respect to performance awards is $5,000,000 for each calendar year included in the performance period.

Adjustments

In the event of a transaction between the Company and its stockholders that causes the per-share value of the common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the amended and restated 2004 Plan will be adjusted proportionately, and the Committee must make such adjustments to the amended and restated 2004 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding common stock into a lesser number of shares, the authorization limits under the amended and restated 2004 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Eligibility

The persons eligible to receive awards under the amended and restated 2004 Plan are the officers, directors, employees, consultants, and other persons who provide services to us or any related entity. As of April 20, 2012, approximately 34 persons were eligible to participate in the amended and restated 2004 Plan.

Stock Options

The Committee is authorized to grant stock options, including both incentive stock options and non-qualified stock options, to acquire shares of Class A common stock and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of Class A common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee, but must not be less than the fair market value of a share of Class A common stock on the date of grant. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the option or stock appreciation right are determined by the Committee.

Restricted Stock, Restricted Stock Units and Deferred Stock Units

The Committee is authorized to grant restricted stock, restricted stock units and deferred stock units. Restricted stock is a grant of shares of Class A common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An award of restricted stock units confers upon a participant the right to receive shares of Class A common stock (or an equivalent value in cash or other property as determined by the Committee) in the future, which right is subject to certain restrictions and to risk of forfeiture. An award of deferred stock units confers upon a participant the right to receive shares of Class A common stock at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of restricted stock units or deferred stock units carries no voting or dividend rights or other rights associated with share ownership, unless the Committee credits such awards with dividend equivalents.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents with respect to awards other than stock options and stock appreciation rights, which entitle the participant to receive cash, shares, other awards or other property equal in value to the dividends paid with respect to a specified number of shares, or other periodic payments. The Committee may provide that dividend equivalents will be deemed to have been reinvested in additional shares or otherwise reinvested, or except in the case of performance awards, will be paid or distributed to the participant as accrued. Unless otherwise provided by the Committee, dividend equivalents accruing on unvested awards will either (i) be reinvested in the form of additional shares, which will be subject to the same vesting provisions as provided for the host award, or (ii) be credited by the Company to an account for the participant and accumulated without interest until the date upon which the host award becomes vested, and any dividend equivalents accrued with respect to forfeited awards will be reconveyed to the Company without further consideration or any act or action by the participant.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of Class A common stock as a bonus free of restrictions, or to grant shares of Class A common stock or other awards in lieu of obligations of our company to pay cash under the amended and restated 2004 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Class A common stock. The Committee determines the terms and conditions of such awards.

Performance Awards

The Committee is authorized to grant any award under the amended and restated 2004 Plan, including cash-based awards, with performance-based vesting criteria, on such terms and conditions established by the Committee. Any such awards with performance-based vesting criteria (including performance-based cash awards) are referred to as performance awards. The performance goals to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance award. Performance awards may be settled by delivery of cash, shares of Class A common stock or other property, or any combination thereof, as determined by the Committee.

Performance Goals

All stock options and stock appreciation rights granted under the amended and restated 2004 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Section 162(m) under the U.S. tax code. The Committee may designate any other award granted under the amended and restated 2004 Plan as a qualified performance-based award in order to make the award exempt from the $1,000,000 deduction limit imposed by Section 162(m). In order for the award to be exempt, the Committee must establish performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of objectives that relate to the performance of the Company and/or one or more of its subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, as the Committee determines: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on assets, net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items;

operating income; net operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. The Committee must establish such goals within 90 days after the beginning of the period for which such performance goal relates, or, if less, the number of days which is equal to 25% of the relevant performance period.

Performance measures may relate to the Company and/or one or more of its subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. Performance goals may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business measure).

The Committee may provide in an award, at the time the performance goals are established, that any evaluation of performance may exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of an example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. Any such exclusion shall be prescribed in a form that meets the requirements of Code Section 162(m).

Limitations on Transferability

Awards granted under the amended and restated 2004 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, but need not, permit other transfers (other than transfers for value).

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award at any time. If and only to the extent provided in an award agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a change in control (as defined in the amended and restated 2004 Plan) in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with such change in control, (i) all of that participant’s outstanding awards will become fully vested and exercisable; (ii) all time-based vesting restrictions on that participant’s outstanding awards will lapse; and (iii) performance goals relating to any performance award will be deemed to have been satisfied.

Amendment and Termination

The Board or the Committee may, at any time and from time to time, terminate or amend the amended and restated 2004 Plan, but if an amendment would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board or the Committee may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the amended and restated 2004 Plan may, without the consent of the participant, materially and adversely affect the rights of a participant under any previously granted and outstanding award. The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant.

Prohibition on Repricing

Outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, without stockholder approval. The exchange of an “underwater” option or stock appreciation right (i.e., an option or stock appreciation right having an exercise or grant price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require stockholder approval.

Federal Income Tax Consequences of Awards

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the amended and restated 2004 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonqualified stock option under the amended and restated 2004 Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the amended and restated 2004 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and we will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. When the participant receives or has the right to receive shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards Payable in Cash. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award payable in cash is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Dividend Equivalents. A participant will recognize ordinary income, and we will be allowed a tax deduction, at the time the dividend equivalents are paid or payable.

Benefits to Named Executive Officers and Others

The following table sets forth with respect to the persons and groups shown below (i) the number of shares of Class A common stock issuable pursuant to stock options and (ii) the number of restricted shares of Class A common stock, in each case, that have previously been granted under the Current 2004 Plan, as of April [    ], 2012, prior to the proposed amendment and restatement of the plan. On April 19, 2012, the closing price per share of our Class A common stock as listed on NASDAQ was $1.52.

Named Executive Officers	Stock Options	Restricted Stock
Christopher Clemente Chairman of the Board and Chief Executive Officer	66,096	1,065,884
Gregory V. Benson Chief Operating Officer	13,699	675,178
Joseph Squeri Chief Financial Officer	200,000	337,594
All Non-Executive Directors as a Group	—	1,318,172
All Current Executive Officers as a Group	629,795	2,482,909
All Employees who are not Executive Officers, as a Group	406,205	739,170

The Board recommends that you vote “FOR” the proposal to approve the amended and restated 2004 Plan.

EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

Christopher Clemente and Gregory V. Benson each serve pursuant to the terms of executive employment agreements dated as of December 17, 2004. Mr. Clemente’s agreement has an initial term of five years and Mr. Benson’s has an initial term of four years. Each agreement is automatically extended for successive one-year periods on each one year anniversary of the date of the agreement unless either party notifies the other that the term will not be extended. Under the agreements, Mr. Clemente’s and Mr. Benson’s minimum annual salary is $550,000, subject to potential increase by our Board from time to time. Mr. Clemente and Mr. Benson are eligible for a cash bonus of not less than 200% of his then-current salary, based upon the satisfaction of financial performance criteria. Mr. Clemente and Mr. Benson are also eligible for awards under our equity incentive plan and any similar executive compensation plans we may adopt from time to time. In 2006, our Board increased the minimum annual salary payable to Mr. Clemente to $700,000. To assist the Company with meeting its obligations, beginning January 1, 2009, Mr. Clemente and Mr. Benson volunteered to have their base salaries reduced to their current levels of $548,000 and $376,000, respectively. During the second quarter of 2009, the Company began deferring a portion of the base salary payments to our Chief Executive Officer and our Chief Operating Officer. These deferrals ended on May 1, 2011 and the deferred balance of $842 was paid during the third quarter of 2011.

Mr. Clemente has agreed not to compete with us during the term of his employment and for two years after the termination of the agreement. Mr. Benson has agreed not to compete with us during the term of his employment and for 18 months after the termination of the agreement. Each of Mr. Clemente’s and Mr. Benson’s employment agreements and non-competition agreements, allow them to engage in the following permitted business activities: (i) development of commercial or for-rent residential (such as apartment buildings) real estate investment properties; (ii) development of speculative land holdings as residential lots intended for construction of for-sale residential dwellings, provided, however, that any such development by any entity in which Mr. Clemente or Mr. Benson, as applicable, has a controlling interest or decision-making power, must first be offered to the Company at a fair market value price; and (iii) secured real estate lending to unrelated third parties. In addition, each has agreed not to (i) engage in any for-sale residential construction activities in any of our then existing markets or in any market that we then plan to enter within six-months; or (ii) solicit our employees or certain other third parties for 24 months, in the case of Mr. Clemente and 18 months in the case of Mr. Benson.

Joseph M. Squeri serves as the Chief Financial Officer of the Company pursuant to the terms of an executive employment agreement dated August 17, 2010. The initial term of his agreement is for three years and will automatically be extended for successive one-year periods beginning on the one year anniversary of the date of the agreement unless either party notifies the other that the term will not be extended. Under the agreement, Mr. Squeri’s minimum annual salary is $250,000, subject to potential increase by the Board from time to time. Mr. Squeri is entitled to receive an annual cash bonus of up to $50,000 based upon the satisfaction of certain performance criteria, also subject to potential increase by the Board from time to time. Mr. Squeri is also eligible to receive awards under our equity incentive plan and any similar executive compensation plans we may adopt from time to time. Mr. Squeri has agreed not to compete with us during the term of his employment and for twelve months after the termination of the agreement.

Jubal R. Thompson serves as the General Counsel and Secretary of the Company pursuant to the terms of an executive employment agreement dated August 29, 2006. The initial term of his agreement was for three years and will automatically be extended for successive one-year periods on each one year anniversary of the date of the agreement unless either party notifies the other that the term will not be extended. Under the agreement, Mr. Thompson’s minimum annual salary was originally $200,000, subject to potential increase by the Board from time to time. Pursuant to the original employment agreement, Mr. Thompson was eligible to receive a cash bonus of not less than 75% of his then-current salary, based upon the satisfaction of certain performance criteria. In 2010, our Board increased the minimum annual salary payable to Mr. Thompson to $250,000 and an annual cash bonus of up to $50,000 based upon the satisfaction of certain performance criteria. Mr. Thompson is also eligible to receive awards under our equity incentive plan and any similar executive compensation plans we may adopt from time to time.

Summary Compensation Table

The following table sets forth the compensation paid to the Company’s named executive officers for the fiscal years ended December 31, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Christopher Clemente(1)	2011	548,000	200,000	524,000	—	1,272,000
Chairman of the Board and Chief Executive Officer (PEO)	2010	548,000	—	—	—	548,000

Gregory V. Benson(1)	2011	376,000	150,000	393,000	—	919,000
Chief Operating Officer	2010	398,000	—	—	—	398,000

Joseph Squeri(3)	2011	250,000	150,000	311,248	141,000	852,248
Chief Financial Officer	2010	93,750	—	—	108,000	201,750

(1)	Mr. Clemente and Mr. Benson deferred fifty percent of their salaries as of January 1, 2010, and Mr. Benson reduced his deferral to thirty-five percent of his salary in April 2010. These deferrals ended on May 1, 2011 and all deferred compensation was paid in full in the third quarter of 2011.

(2)	Each of Messrs. Clemente, Benson, and Squeri were granted 400,000, 300,000, and 200,000 shares of restricted stock, respectively, in 2011. This column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (excluding forfeiture estimates) for such stock awards. The grant date fair value of the stock awards is based on the fair market value of the underlying shares on the date of grant.

(3)	Mr. Squeri was granted 100,000 options in 2010 at an exercise price of $1.69 and 100,000 options in 2011 at exercise price of $1.08. This column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (excluding forfeiture estimates) for such grants of stock options. The methodologies and assumptions utilized in the valuation of these awards are set forth in Note 14 to our Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR END

The following table sets forth the equity awards held by the named executive officers as of December 31, 2011.

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(5)
Christopher Clemente	25,000	(1)	—		1.00	12/31/17	225,000	(3)	294,750
Gregory V. Benson	—		—		—	—	225,000	(4)	294,750
Joseph Squeri	125,000		75,000	(2)	1.39	8/18/20	187,594		245,748

(1)	Reflects stock options issued to Tracy Shar, Mr. Clemente’s wife, who is an employee of the Company.

(2)	25,000 options vest on August 18 of each of 2012, 2013 and 2014.

(3)	Reflects shares of restricted stock that vest as to 75,000 shares on December 31 of each of 2012, 2013 and 2014.

(4)	Reflects shares of restricted stock that vest as to 87,500 shares on December 31, 2012 and as to 50,000 shares on December 31 of each of 2013 and 2014.

(5)	Based on the closing price of per share of the Class A common stock on December 30, 2011 ($1.10), the last trading day of the 2011 fiscal year.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Pursuant to Messrs. Clemente and Benson’s employment agreements, if such executive’s employment is terminated without cause or if such executive resigns for good reason, each as defined in the agreement, such executive is entitled to continue to receive his then-current salary for 24 and 18 months, respectively. Messrs. Clemente and Benson will also be entitled to receive a cash payment in an amount equal to two times and one and one half times, respectively, 100% of the bonus he would have been entitled to had he remained our employee until the end of our fiscal year. This cash payment will be due and payable on the earlier of (i) 90 days after our last payment of such executive’s then-current salary or (ii) the end of the fiscal year in which the termination occurs. In the event we terminate such executive without cause or such executive resigns for good reason within the six calendar month period prior to the effective date of a Change in Control (as defined in the agreement) or within the 12 calendar month period following the effective date of a Change in Control, the cash payment will be due and payable in full within 30 days of the effective date of the Change in Control. Upon termination without cause, each executive is further entitled to continue to participate in employee benefit plans, programs and arrangements for a period of 12 months following termination.

Pursuant to Mr. Squeri’s employment agreement, if his employment is terminated without cause or if he resigns for good reason, each as defined in the agreement, Mr. Squeri is entitled to continue to receive his then-current salary for 12 months. Mr. Squeri will also be entitled to receive a cash payment in an amount 100% of the bonus he would have been entitled to had he remained our employee until the end of our fiscal year. This cash payment will be due and payable on the earlier of (i) 90 days after our last payment of his then-current salary or (ii) the end of the fiscal year in which the termination occurs. In the event we terminate Mr. Squeri without cause or Mr. Squeri resigns for good reason within the six calendar month period prior to the effective date of a Change in Control (as defined in the agreement) or within the 12 calendar month period following the effective date of a Change in Control, the cash payment will be due and payable in full within 30 days of the effective date of the Change in Control. Upon termination without cause, each executive is further entitled to continue to participate in employee benefit plans, programs and arrangements for a period of 12 months following termination.

The following table describes the potential payments and benefits to which our executive officers would be entitled upon the happening of the following events: (i) a change of control of Comstock (with no termination of employment) and (ii) a termination without cause or resignation for good reason. Calculations for this table are based on the assumption that the triggering event took place on December 31, 2011.

	Change of Control		Change of Responsibilities
Name	Cash	Acceleration of Stock Awards	Cash	Acceleration of Stock Awards
	$	$	$	$
Christopher Clemente	1,096,000	—	1,096,000	—
Gregory Benson	597,000	—	597,000	—
Joseph M. Squeri	300,000	—	300,000	—

CERTAIN RELATIONSHIPS

Other than the transactions described below, since January 1, 2010 there have not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

We believe that all of these transactions are on terms that are comparable to or not less favorable than terms that would or could have been obtainable from unaffiliated third parties. All proposed future related party transactions will be submitted to our Board for review and will require a majority vote of the independent directors for approval. Ongoing transactions are reviewed annually to ensure that they are still comparable to or not less favorable than terms that would have or could have been obtainable from unaffiliated third parties. Our Chief Financial Officer and/or our General Counsel, assuming they are not party to the proposed transaction, coordinates with the independent directors in evaluating the fairness to us of the proposed transaction.

In October 2004, the Company entered into a lease agreement (the “Lease”) for its corporate headquarters at 11465 Sunset Hills Road, Reston, Virginia with Comstock Asset Management, L.C. (CAM), an entity wholly owned by Christopher Clemente. In October 2007, the lease agreement was amended, decreasing the total square footage from approximately 24,000 to 17,000 and extending the term to four years through September 2011. For the year ended December 31, 2011 and 2010, total payments made under this lease agreement were $203,000 and $196,000, respectively. Pursuant to the terms of an early termination of the Lease (the “Lease Termination”), the Company agreed to surrender approximately 15,700 square feet of space to CAM in exchange for (i) Comstock Property Management, L.C.’s (“CPM”, a subsidiary of the Company) agreement to enter into the Lease for the reduced space and at a reduced rate; and (ii) the issuance of a warrant to purchase up to 55,000 shares of the Company’s Class A common stock at a strike price equal to the average of the closing stock price for the twenty days immediately preceding the effective date of the Lease Termination in exchange for the forgiveness of approximately $110,000 in delinquent rent.

On or about January 15, 2010, CPM entered into a three year lease with CAM for the use of approximately 8,200 square feet of office space at the Company’s corporate headquarters in Reston, Virginia. For the year ended December 31, 2011 and 2010, total payments made under this lease agreement were $203,000 and $196,000, respectively.

During 2003, the Company entered into agreements with I-Connect, L.C. (“I-Connect”), a company in which Investors Management, LLC, an entity wholly owned by Gregory Benson, the Chief Operating Officer of the Company, holds a 25% interest, for information technology consulting services and the right to use certain customized enterprise software. Effective January 1, 2010, the Company entered into a new software license agreement with I-Connect for the use of I-Connect’s proprietary Builder’s CoPilot software (the “Agreement”). Pursuant to the terms of the Agreement, I-Connect agreed to forgive approximately $12,000 in delinquent payments in exchange for a warrant to purchase up to 6,000 shares of the Company’s Class A common stock at a strike price equal to the average of the closing stock price for the twenty days immediately preceding the effective date of the Agreement and the Company agreed to make reduced monthly payments of $6,000 for the use of the software for a term of 24 months. During the twelve months ended December 31, 2011 and 2010 total payments made to I-Connect were $72,000 and $78,000 respectively. Although I-Connect has no obligation to do so, it has allowed us to defer portions of our payment obligations from time to time.

In connection with the purchase of the unsecured debt discussed in Note 9 of our Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, Stonehenge acquired a warrant for the purchase of 1,500,000 shares of the Company’s Class A Common Stock at an exercise price of $.70 per share. Thereafter, Stonehenge surrendered a portion of the warrant representing

500,000 shares to the Company. On September 14, 2010, the Company’s Chairman and Chief Executive Officer exercised his right to purchase 855,000 shares of the Company’s Class A Common Stock for an exercise price of $.70 per share tendering approximately $600,000 to Comstock. The purchase was accomplished through Stonehenge.

On February 11, 2011, Comstock Services, L.C., a subsidiary of the Company, entered into an Owner-Contractor Agreement with CRS Construction Services, L.C., an entity wholly-owned by Christopher Clemente, the Chairman and Chief Executive Officer of the Company, to perform paving and certain site improvement work to property in Reston, Virginia which is owned by Fairfax County, Virginia. The contract sum was for approximately $1 million and the work was completed in April 2011.

Comstock Services, L.C., a subsidiary of the Company, entered into a Subcontract Agreement with Davis Construction, LLC to perform sitework and land development for a project known as Loudoun Station in Loudoun County, Virginia. Comstock Partners, L.C., an entity wholly-owned by Christopher Clemente, the Chairman and Chief Executive Officer of the Company, is the owner of the Loudoun Station project. The total contract value is estimated to be approximately $5 million and is expected to be completed in July 2012. For the year ended December 31, 2011, the Company recognized $3.8 million of revenue from the contract, which is included in ‘Revenue-other’ in the consolidated income statement. As of December 31, 2011, the Company was owed $1.0 million under this contract, which is included in ‘Trade receivables’ in the consolidated balance sheet. The Company recognized no revenue or trade receivables during the year ended December 31, 2010 on the contract.

Pursuant to a Credit Enhancement Agreement by and between Comstock Homebuilding Companies, Inc. and Gregory Benson, the COO and President of the Company, and Christopher Clemente, the Chairman and Chief Executive Officer of the Company (each, a “Guarantor”), the Guarantors have agreed to provide credit enhancement and the personal guarantee of loans with Cardinal Bank and Eagle Bank in exchange for payment by the Company of a credit enhancement fee discussed in Note 9 of our Consolidated Financial Statement contained in the Company’s Annual Report on Form 10-K for the year ended December 31,2011. As a result of this credit enhancement the Guarantors on an aggregate basis are entitled to a credit enhancement fee calculated at a rate of four percent (4%) per annum based on an agreed upon formula more fully discussed in Note 9. One-half of the credit enhancement fee is payable monthly, in arrears, and the remaining half is deferred and payable on an annual basis. During the twelve months ended December 31, 2011, the Company made guarantee payments under this agreement of approximately $254,000. Another $93,000 is accrued in accounts payable to be paid at the end of the year. The financing with Sunbridge eliminated the need for personal guarantees on the applicable projects and accordingly this agreement was terminated on July 12, 2011 with respect to the fees paid on the Eagle Bank loan. On March 7, 2012, the Cardinal Bank loan was repaid and, accordingly, the agreement was terminated with respect to the fees paid on the Cardinal Bank loan.

Procedures for Approval of Related Person Transactions

Our policy for the review and approval of transactions between us and related persons is set forth in our Corporate Governance Guidelines. Pursuant to our Corporate Governance Guidelines, it is the responsibility of our independent directors to review and make recommendations to the full Board concerning all related party transactions (as specified in Item 404 of Regulation S-K).

OTHER INFORMATION

Beneficial Ownership of Principal Stockholders, Directors and Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock on March 31, 2012, by (1) each director and named executive officer of our Company, (2) all directors and executive officers of our Company as a group, and (3) each person known by us to own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Class A common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after March 31, 2012, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Class A Common Stock(1)		Class B Common Stock		Beneficial Ownership of Class A and Class B Common Stock Combined
Name of Beneficial Owner	Number	Percent of Class	Number	Percent of Class	Economic (%)	Voting (%)(1)
Named Executive Officers and Directors
Christopher Clemente(2)	3,109,609	17.5%	1,366,750	50.0%	21.8%	40.2%
Gregory V. Benson(3)	1,649,890	9.4%	1,366,750	50.0%	14.8%	37.8%
Joseph Squeri	537,594	3.0%			2.6%	*
A. Clayton Perfall	319,008	1.9%	—	—	1.6%	*
James A. MacCutcheon	238,492	1.4%	—	—	1.2%	*
Norman D. Chirite	212,267	1.2%	—	—	1.1%	*
Socrates Verses(5)	234,859	1.4%	—	—	1.2%	*
David M. Guernsey	157,442	*	—	—	*	*
Robert Pincus(4)	99,950	*	—	—	*	*
All directors and executive officers as a group (10 persons)	7,313,364	41.4%	2,733,500	100%	49.2%	82.3%

Other 5% holders
Royce and Associates(6)	1,716,440	8.8%	—	—	8.6%	2.9%
Prescott Group Aggressive Small Cap Master Fund, GP(7)	1,765,491	9.1%	—	—	8.8%	3.0%

*	Less than 1% of the outstanding shares of common stock

(1)	Does not include shares of Class A common stock issuable upon conversion of Class B common stock. Percentage total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Each holder of Class B common stock shall be entitled to fifteen votes per share of Class B common stock and each holder of Class A common stock shall be entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and the Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be provided in our certificate of incorporation or as required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis.

(2)

Includes the following held by Mr. Clemente’s wife, Tracy Schar: 161,891 shares of Class A common stock including exercisable stock options to purchase 25,000 shares and warrants of 25,000 shares of Class A common stock. 69,333 shares of Class A common stock and 1,366,750 shares of Class B common stock are held by FR54, LLC, an entity that is owned by Mr. Clemente and his wife. Warrants of 55,000 shares and 60,000 shares are held in various trusts for the benefit Mr. Clemente’s children. Mr. Clemente is the custodian for each trust.

(3)	350,083 shares of Class A common stock and 1,366,750 shares of Class B common stock are held by Clareth LLC, an entity that is wholly owned by Mr. Benson.

(4)	9,676 shares are held by RLR Investment Management, LLC, an entity that is owned by Mr. Pincus.

(5)	Includes 2,000 shares of Class A common stock, with respect to which Mr. Verses disclaims beneficial ownership. The shares are held in trust for the benefit of Mr. Verses’ children. Mr. Verses’ wife is the custodian of these trusts.

(6)	Royce & Associates, LLC. 745 Fifth Avenue, New York, NY 10151.

(7)	Prescott Group Capital management, L.L.C. 1924 South Utica, Suite 1120, Tulsa, Oklahoma 74104-6529.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2011, regarding compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)(2)	Weighted-Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)	1,069,860	$1.05	652,118
Equity Compensation Plans Not Approved by Stockholders(3)	—	—	—
Total	1,069,860	—	652,118

(1)	Includes the Company’s Current 2004 Plan.

(2)	Includes shares issuable pursuant to the exercise of stock options, but does not include outstanding shares of restricted stock.

(3)	The Company does not have any equity compensation plans that have not been approved by the stockholders.

Compensation Committee Interlocks and Insider Participation

As noted above, during 2011 our Compensation Committee consisted of Messrs. Chirite, Guernsey and Verses. None of these individuals had any contractual or other relationships with us during the fiscal year except as directors. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2011, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except with the exception of late Form 4 filings by directors Messrs. Chirite, Guernsey, MacCutcheon, Perfall and Verses on April 15, 2011, and Messrs. Benson and Clemente on April 26, 2011, and by officers Messrs. Squeri and Thompson on April 26, 2011, all of which contained one transaction apiece which was not reported on a timely basis.

Incorporated by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the Securities and Exchange Commission) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in this section shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Other Matters

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board may recommend.

Dated:                     , 2012

COMSTOCK HOMEBUILDING COMPANIES, INC.

AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE COMPENSATION PLAN

COMSTOCK HOMEBUILDING COMPANIES, INC.

AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE COMPENSATION PLAN

1.	PURPOSE; HISTORY

(a) The purpose of this Amended and Restated 2004 Long-Term Incentive Compensation Plan (the “Plan”) is to assist Comstock Homebuilding Companies, Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of shareholder value.

(b) The Plan was originally adopted and approved by the Board on [                    ] and by the Company’s shareholders on [                    ]. The Plan was amended and restated by the Board on June 13, 2007, and approved by the shareholders on September 12, 2007. The Board further amended and restated the Plan on April [    ], 2012, subject to approval of the Company’s shareholders at the 2012 annual meeting of shareholders, to increase the number of Shares authorized to be issued pursuant to the Plan and for other purposes.

2.	DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest related to Shares or cash, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the

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Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Company” means Comstock Homebuilding Companies, Inc., a Delaware corporation, and its successors and assigns.

(j) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) Independent (as hereinafter defined).

(k) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. Notwithstanding the foregoing, for purposes of any Award that is subject to Section 409A of the Code, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(m) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(n) “Deferred Stock Unit” means a right to receive Shares, cash measured based upon the Fair Market Value of Shares, or a combination thereof, at the end of a specified deferral period.

(o) “Deferred Stock Unit Award” means an Award of Deferred Stock Units granted to a Participant under Section 6(e) hereof.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

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(r) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(s) “Effective Date” means, subject to the approval of the Plan by the Company’s shareholders within 12 months after the Plan’s adoption by the Board, April [    ], 2012, the date that it was adopted by the Board. If not so approved by the shareholders at the 2012 annual meeting of the Company’s shareholders, the Plan shall not be amended and restated, and the Effective Date shall remain September 12, 2007, the date that the Plan was last approved by the Company’s shareholders.

(t) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Code Sections 424(e) and (f), respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(u) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(w) “Fair Market Value” means the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(x) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(y) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(z) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Global Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Global Market.

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(aa) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(bb) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(cc) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(dd) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ee) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff) “Performance Award” shall mean any Award granted pursuant to Section 6(h) or Section 8.

(gg) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ii) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(jj) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ll) “Restricted Stock Unit” means the right granted to a Participant under Section 6(e) to receive Shares (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(mm) “Restricted Stock Unit Award” means an Award granted to a Participant under Section 6(e) hereof.

(nn) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo) “Shares” means the shares of Class A common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(pp) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(qq) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

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(rr) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.	ADMINISTRATION

(a) Authority of the Committee

The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case references herein shall be deemed to include references to the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority

Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine to perform such functions, including administrative functions, as the Committee may determine in accordance with law and to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability

The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.	SHARES SUBJECT TO PLAN

(a) Limitation on Overall Number of Shares Available for Grant Under Plan

Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for grant under the Plan shall be [            ], plus an annual increase to be added on January 1st of each year, commencing on January 1, [2013] and ending on January 1, [2021] (each such day, a “Calculation Date”), equal to the lesser of (i) three percent (3%) of the Shares outstanding on each such Calculation Date (rounded

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down to the nearest whole share) or (ii) 750,000 Shares. Notwithstanding the foregoing, the Board may act, prior to the first day of any fiscal year of the Company, to increase the share reserve by such number of Shares as the Board shall determine, which number shall be less than the amount described in the foregoing sentence. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award

No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) To the extent that the full number of Shares subject to any Award is not issued upon exercise or otherwise for any reason, including by reason of net-settlement of the Award, the unissued Shares originally subject to the Award will again be available for Awards under the Plan.

(iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, subject to applicable stock exchange requirements, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan, provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

5.	ELIGIBILITY; PER-PERSON AWARD LIMITATIONS

Awards may be granted under the Plan only to Eligible Persons. Eligible Persons who are service providers to a Related Entity may be granted Options or Stock Appreciation Rights under this Plan only if the Related Entity qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

Subject to adjustment as provided in Section 10(c), in any calendar year during any part of which the Plan is in effect, no Participant may be granted (i) Options with respect to more than [            ] Shares, (ii) Stock

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Appreciation Rights with respect to more than [            ] Shares or (iii) Awards subject to vesting based on the performance objectives of Section 8 for more than [            ] Shares. In addition, the maximum dollar value payable in cash to any one Participant with respect to Performance Awards vesting based on the performance objectives of Section 8 is $5,000,000 per calendar year.

6.	SPECIFIC TERMS OF AWARDS

(a) General

Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options

The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted

(ii) Time and Method of Exercise. The Committee shall determine:

(A) the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements),

(B) the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, and

(C) the methods by which the exercise price may be paid and the form of such payment, including, without limitation, (1) cash, (2) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (3) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (4) broker-assisted market sales, (5) any other “cashless exercise” arrangement or (6) other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) No Deferral Feature; No Dividend Equivalents. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option. No Option shall provide for Dividend Equivalents.

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(iv) Repricing. Except as otherwise provided in Section 10(c)(i), the exercise price of an Option may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company. In addition, the Company may not, without the prior approval of shareholders of the Company, repurchase an Option for value from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(v) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that became exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to any Eligible Person upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Stock Appreciation Right granted in tandem with a Stock Option (a “Tandem Stock Appreciation Right”) may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such

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Option, subject to such grant complying with Section 409A of the Code. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(iv) No Deferral Feature; No Dividend Equivalents. No Stock Appreciation Right shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Stock Appreciation Right. No Stock Appreciation Right shall provide for Dividend Equivalents.

(v) Repricing. Except as otherwise provided in Section 10(c)(i), the grant price of a Stock Appreciation Right may not be reduced, directly or indirectly by cancellation and regrant or otherwise, without the prior approval of the shareholders of the Company. In addition, the Company may not, without the prior approval of shareholders of the Company, repurchase a Stock Appreciation Right for value from a Participant if the current Fair Market Value of the Shares underlying the Stock Appreciation Right is lower than the grant price of the Stock Appreciation Right.

(d) Restricted Stock Awards

The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company, provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Award.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the

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Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. The Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 4 hereof), or (iii) in the case of Restricted Stock that is not subject to performance-based vesting, will be paid or distributed to the Participant as accrued. Unless otherwise provided by the Committee, dividends accrued on Shares of Restricted Stock before they are vested shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Restricted Stock Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Restricted Stock Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit and Deferred Stock Unit Awards

The Committee is authorized to grant Restricted Stock Unit Awards and Deferred Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Units and Deferred Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, during any Restriction Period imposed by the Committee. The terms of any Restricted Stock Unit Award or Deferred Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. These restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant of the Award or thereafter. Restricted Stock Unit Awards and Deferred Stock Unit Awards carry no voting or dividend or other rights associated with Share ownership until such time as Shares are paid in settlement of such Awards.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, if any, the Participant’s Restricted Stock Unit Award or Deferred Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award or Deferred Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award or Deferred Stock Unit Award.

(f) Bonus Stock and Awards in Lieu of Obligations

The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents

The Committee is authorized to grant Dividend Equivalents with respect to Awards other than Stock Options and Stock Appreciation Rights to any Eligible Person. Dividend Equivalents entitle the Eligible Person

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to receive cash, Shares, other Awards or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Eligible Person as accrued. Unless otherwise provided by the Committee, Dividend Equivalents accruing on unvested Awards shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Eligible Person and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Eligible Person.

(h) Performance Awards

The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria (including performance-based cash Awards are referred to herein as “Performance Awards” but may be called by any other appropriate name in the applicable Award Agreement. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8, or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.	CERTAIN PROVISIONS APPLICABLE TO AWARDS

(a) Term of Awards

The term of each Award shall be for such period as may be determined by the Committee, provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(b) Form and Timing of Payment Under Awards; Deferrals

Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be

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made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, Section 409A of the Code and any other applicable tax laws, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Nasdaq Global Market or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the Nasdaq Global Market or a national securities exchange, then the rules of the Nasdaq Global Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(c) Compliance with Code Section 409A.

(i) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(1) payments under the Section 409A Plan may not be made earlier than (u) the Participant’s separation from service, (v) the date the Participant becomes disabled, (w) the Participant’s death, (x) a specified time (or pursuant to a fixed scheduled) specified in the Award Agreement at the date of grant or the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeable emergency;

(2) Acceleration of the time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(3) any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(4) in the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation”, “unforeseeable emergency”, “separation from service”, “disabled”, and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(ii) If, pursuant to a Section 409A Plan, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(iii) Whenever a Section 409A Plan conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired

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within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period.

(iv) Notwithstanding any anti-dilution provision in the Plan, the Committee shall not make any adjustments to outstanding Options or Stock Appreciation Rights that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A.

(v) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. The tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Related Entities nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(d) Forfeiture Events

Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Related Entities’ policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Related Entity, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

8.	CODE SECTION 162(M) PROVISIONS

(a) Covered Employees

The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b) Performance Criteria

(i) If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more of the objective performance measures set forth in this Section 8(b)(i), together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be

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appropriate. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following performance criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Performance measures may relate to the Company and/or one or more of its subsidiaries, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines

(ii) Performance goals may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business measure).

(iii) The Committee may provide in an Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a Performance Period, including by way of an example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses. Any such exclusion shall be prescribed in a form that meets the requirements of Code Section 162(m).

(c) Performance Period; Timing for Establishing Performance Goals

Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period specified by the Committee. The performance goal will state, in terms of an objective formula or standard, the method for computing the vesting of the Performance Award if the goal is attained. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards (but in no event after more than 25% of the Performance Period has occurred), or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments

The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a

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Covered Employee in respect of an Award subject to this Section 8. The Committee may provide that achievement of the performance goals will be waived, in whole or in part, upon (i) the termination of a Participant’s Continuous Service by reason of death or Disability, or (ii) the occurrence of a Change in Control.

(e) Committee Certification

No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

(f) Award Limits

Section 5 sets forth (i) the maximum number of Shares that may be granted in any calendar year to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any calendar year.

9.	CHANGE IN CONTROL

(a) Effect of “Change in Control”

Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control ,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely

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common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent of subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control”

Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (u) any acquisition by Chris Clemente or Gregory Benson or any of their spouses or beneficiaries, or any trusts, partnerships, corporations, or other entities in which they are the sole beneficiaries or own all of the Beneficial Interests; (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the

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case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of, the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or the governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10.	GENERAL PROVISIONS

(a) Compliance With Legal and Other Requirements

The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries

No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value). A Beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustment

(i) Mandatory Capitalization Adjustments. In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Shares to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Sections 4 and 5 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or Stock Appreciation

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Rights that would constitute a modification or substitution of the stock right under Treas. Reg. Section 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares into a lesser number of Shares, the authorization limits under Sections 4 and 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

(ii) Discretionary Adjustments in Case of Certain Transactions. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 10(c)(i), or in the event of any Change in Control), the Committee may, in its sole discretion, provide for: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Awards granted subject to the provisions of Section 8 hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes

The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

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(e) Changes to the Plan and Awards

The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board, constitute a material change requiring shareholder approval under applicable laws, policies, or regulations or the applicable listing or other requirements of any stock exchange on which the Shares are listed, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason. Notwithstanding the foregoing, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan

Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Fractional Shares

No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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(j) Governing Law

The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws

The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan

The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the later of (x) the Effective Date and (y) the most recent date on which the shareholders of the Company have approved an increase in the number of shares reserved for issuance under the Plan.

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**********

The foregoing is hereby acknowledged as being Comstock Homebuilding Companies, Inc. Amended and Restated 2004 Long-Term Incentive Compensation Plan as adopted by the Board on                     , 2012 and by the shareholders on                     , 2012.

COMSTOCK HOMEBUILDING COMPANIES, INC.

By:
Its:

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PRELIMINARY PROXY

☐

■

COMSTOCK HOMEBUILDING COMPANIES, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Comstock Homebuilding Companies, Inc., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated             , 2012, and hereby appoints Jubal R. Thompson, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2012 Annual Meeting of Stockholders of Comstock Homebuilding Companies, Inc. to be held on Friday, June 22, 2012, at 10:00 a.m., local time, at 11465 Sunset Hills Rd, Reston, Virginia, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card. If you need directions to the meeting, please contact Judy Whitaker at (703) 883-1700.

(Continued and to be signed on the reverse side.)

■ 14475

■

ANNUAL MEETING OF STOCKHOLDERS OF

COMSTOCK HOMEBUILDING COMPANIES, INC.

June 22, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL :

The Notice of Meeting, Proxy Statement, Proxy Card

are available at www.comstockhomes.com/proxymaterial

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

? Please detach along perforated line and mail in the envelope provided. ?

■ 20330000000000000000 9

092310

FOR EACH OF THE MATTERS SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

FOR AGAINST ABSTAIN

1. ELECTION OF DIRECTORS: 2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE-WATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011. ☐ ☐ ☐

NOMINEES:

☐ FOR ALL NOMINEES O Gregory V. Benson

O Norman D. Chirite 3. PROPOSAL TO APPROVE the Certificate of Amendment to effect a corporate name change from Comstock Homebuilding Companies, Inc. to Comstock Holding Companies, Inc.;);

☐ WITHHOLD AUTHORITY

FOR ALL NOMINEES

O Socrates Verses 4. PROPOSAL TO APPROVE the Amended and Restated 2004 Long Term Incentive Compensation Plan; and

☐ FOR ALL EXCEPT

(See instructions below)

5.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ? THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012, FOR AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, FOR THE AMENDED AND RESTATED 2004 LONG TERM INVENCENTIVE COMPENSATION PLAN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys- in-fact hereunder.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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